Cova Series Trust
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O

-------------------------------------------------------------------------------
----------------------------------------------

                                                      Transactions effected
 pursuant to Rule 10f-3

------------------------------------------------------------------------------
-----------------------------------------------

Transaction #1: International Equity Fund, purchase of Sanwa Bank.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Merrill Lynch, Pierce, Fenner & Smith. Merrill Lynch, Pierce, Fenner & Smith was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The International Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased a 21,000,000(Y) (Japanese Yen) par value bond of Sanwa Bank, a company in continuous operation for 65 years, in an initial public offering at the offering price of 3,000,000(Y) on February 26, 1998. The underwriting spread paid was 2.50%. The percentage of the offering purchased by the International Equity Portfolio was .018% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.88%. This purchase represented .21% of the International Equity Portfolio's assets. The security purchased was not part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1998 first quarter meeting as well as information supporting the reasonableness of the 2.50% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O

------------------------------------------------------------------------------
-----------------------------------------------

                                             Transactions effected pursuant to
 Rule 10f-3

-----------------------------------------------------------------------------
------------------------------------------------

Transaction # 2: Small Capital Stock Fund, purchase of Heller Financial.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
         J.P. Morgan was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Small Capital Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 20,500 shares of common stock of Heller Financial, a company in continuous operation for 79 years, in an initial public offering at the offering price of $27 per share on April 30, 1998. The underwriting spread paid was .05%. The percentage of the offering purchased by the Small Capital Stock Portfolio was .061% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was .54%. This purchase represented .72% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1998 second quarter meeting as well as information supporting the reasonableness of the .05% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O

------------------------------------------------------------------------------
-----------------------------------------------

                                                      Transactions effected
 pursuant to Rule 10f-3

----------------------------------------------------------------------------
------------------------------------------------

Transaction # 3: VKAC Growth & Income Fund, purchase of Capstar Broadcasting.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         First Boston. First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
         Morgan Stanley Dean Witter was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The VKAC Growth & Income, managed by Van Kampen American Capital, purchased 10,100 shares of Capstar Broadcasting, a company in continuous operation for greater than 3 years, in a public offering at the offering price of $19.00 per share on May 26, 1998. The underwriting spread paid was .59%. The percentage of the offering purchased by the VKAC Growth & Income Portfolio was
 .03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 4.0%. This purchase represented .35% of the VKAC Growth & Income Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1998 second quarter 1998 meeting as well as information supporting the reasonableness of the .59% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O

-----------------------------------------------------------------------------
------------------------------------------------

                                             Transactions effected pursuant to
 Rule 10f-3

-----------------------------------------------------------------------------
------------------------------------------------

Transaction # 4: International Equity Fund, purchase of STMicroelectronics.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Morgan Stanley, Dean Witter. Morgan Stanley, Dean Witter was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
         J.P. Morgan was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The International Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 2,500 shares of common stock of STMicroelectronics, a company in continuous operations for more than 10 years, in an initial public offering at the offering price of 428.58 FF (French Francs) per share on June 5, 1998. The underwriting spread paid was 2.25%. The percentage of the offering purchased by the International Equity Portfolio was 0.013% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 4.02%. This purchase represented .19% of the International Equity Portfolio's assets. The security purchased was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1998 second quarter meeting as well as information supporting the reasonableness of the 2.25% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O

-----------------------------------------------------------------------------
------------------------------------------------

                                                      Transactions effected
 pursuant to Rule 10f-3

-----------------------------------------------------------------------------
------------------------------------------------

Transaction # 5: VKAC Growth & Income Fund, purchase of Rhodia Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         SBC Warburg. SBC Warburg was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Morgan Stanley Dean Witter was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The VKAC Growth & Income, managed by Van Kampen American Capital, purchased 3,100 shares of common stock of Rhodia Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $23.16 per share on June 25, 1998. The underwriting spread paid was .64%. The percentage of the offering purchased by the VKAC Growth & Income Portfolio was .03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 3.38%. This purchase represented .13% of the VKAC Growth & Income Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1998 second quarter meeting as well as information supporting the reasonableness of the .64% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.